UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  FORM 8-K / A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported) October 2, 2002

                               AGROCAN CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


Delaware                               0-25963
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(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
of  Incorporation)                                       Identification No.)

Suite 706, Dominion Centre
43 - 59 Queen's Road East, Hong Kong
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(Address of principal executive offices)              (Zip Code)


               Registrant's telephone number, including area code
                                (852) 251-93933
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ITEM 4.   CHANGE  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

          On October 2, 2002 the Board of directors of the Company approved the dismissal of Horwath Gelfond Hochstadt Pangburn, P.C. ("HGHP") as the Company's independent auditors and the engagement of Thomas Leger & Co., L.L.P. as the Company's independent auditors. The reports of HGHP on the financial statements of the Company as of and for the fiscal years ended September 30, 2001 and September 30, 2000 did not contain an adverse opinion, or disclaimers of opinion; and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the Company's fiscal years ended September 30, 2001 and September 30, 2000, subsequent quarterly reports and interim period through October 2, 2002, there were no disagreements between the Company (and its Subsidiaries) and HGHP concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HGHP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

          The Company and its subsidiaries did not consult with Thomas Leger & Co. L.L.P. during the Company's fiscal years ended September 30, 2001 and September 30, 2000 and subsequent interim period through October 2, 2002 on the application of accounting principles to a specified transaction; the type of opinion that might be rendered on the Company's financial statements; any accounting, auditing or financial reporting issue; or any item that was either the subject of a disagreement or a reportable event as defined in Item 304 of Regulation S-B.

          The Company provided HGHP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of HGHP to the disclosures set forth in this section.


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ITEM 7.   FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS.

          (a)  Financial statements of business acquired:      Not applicable
          (b)  Pro forma financial information:                Not applicable
          (c)  Exhibits:

          16.1 Letter of Horwath Gelfond Hochstadt Pangburn, P.C., dated October 22, 2002, pursuant to Section 304(a)(3) of Regulation S-B of the rules and regulations of the Securities and Exchange Commission.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 2002                        AGROCAN CORPORATION
      --------------------                      --------------------------------
                                                (Registrant)

                                                By:  /s/   LAWRENCE HON
                                                --------------------------------
                                                Lawrence  Hon
                                                Chief Executive Officer
                                                (Duly Authorized Officer)


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